Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Amendment to Sales Agreement

Symetra Life Insurance Company

Individual Life Policies

Base Commission Schedule Endorsement

	Product Name	1st Year Commission	Issue Age	Policy Rider Commission	Renewal Commission	Service Fee	LSA # (For internal use only)	Effective Date
Term	10 & 15 Year Level Term Fully Underwritten All face amounts	[***] of Annual Premium (less policy fees)	N/A	Same 1st Year Commission rates as base policy	N/A	N/A	5920	11/16/2011
	20 & 30 Year Level Term Fully Underwritten All face amounts	[***] of Annual Premium (less policy fees)	N/A	Same 1st Year Commission rates as base policy	N/A	N/A	5920	11/16/2011
	10 & 20 Year Level Term Simplified Issue All face amounts	[***] of Annual Premium (including policy fees)	N/A	Same 1st Year Commission rates as base policy	N/A	N/A	5957	11/16/2011

Permanent Life	Symetra Universal Life Fully Underwritten	[***] of all premium up to 1st annual target	N/A	N/A	[***] of excess premium over first annual target through 6th policy year	[***] starting 7th policy year once $1,000 in 1st Year Commission is received	5920	11/16/2011
	Symetra Universal Life Simplified Issue	[***] of all premium up to 1st annual target	N/A	N/A	[***] of excess premium over first annual target through 6th policy year	[***] starting 7th policy year once $1,000 in 1st Year Commission is received	5957	11/16/2011
	Successor Single Premium Life Fully Underwritten	[***] of single premium	55-80 years	N/A	N/A	N/A	10332	7/2/2012
	Successor Single Premium Life Simplified Issue	[***] of single premium	55-80 years	N/A	N/A	N/A	10332	7/2/2012

Supplemental Benefits	Accidental Death Guaranteed Insurability Option Waiver of Premium Insured Children’s Benefit	Same 1st year rate as base policy	N/A	N/A	N/A	N/A	N/A	N/A

Bundle # SSC026 (Life T&C Coding LSA 461ch)	Agency: Chase Insurance Agency 24339916

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Amendment to Sales Agreement

Effective as of September 1, 2012

Symetra Life Insurance Company

Annuity Base Commission Schedule

Symetra Custom 7 Fixed Annuity Payment Schedule

Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:

For Attained Ages 80 and under:

•	[***] on purchase payments between $10,000 and $49,999.99

•	[***] on purchase payments between $50,000 and $99,999.99

•	[***] on purchase payments of $100,000 and above

For Attained Ages 81 through 86:

•	[***] on purchase payments between $10,000 and $49,999.99

•	[***] on purchase payments between $50,000 and $99,999.99

•	[***] on purchase payments of $100,000 and above

For Attained Ages 87 through 90:

•	[***] on purchase payments between $10,000 and $49,999.99

•	[***] on purchase payments between $50,000 and $99,999.99

•	[***] on purchase payments of $100,000 and above

Chargebacks

In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all compensation paid with respect to such Contract.

In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back compensation paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all compensation paid with respect to such Contract. The chargeback will be waived if the withdrawal:

•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.

THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY

PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF

THE SYMETRA CUSTOM 7 ANNUITY SCHEDULE.

LSA-7050 04/2012	Agency: Chase Insurance Agency Inc 24-33-9916